Exhibit 10.36

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into as of the First Amendment Closing Date (as defined below) by and among CYMRI, L.L.C., a Nevada limited liability company (F/K/A THE CYMRI CORPORATION, a Texas corporation) (“CYMRI”) and TRIUMPH ENERGY, INC., a Louisiana corporation (“Triumph”) (each individually, a “Borrower” and, collectively, the “Borrowers”), and TEXAS CAPITAL BANK, N.A. (the “Lender”).

RECITALS

A.                                   Borrowers and Lender entered into that certain Second Amended and Restated Credit Agreement dated as of August 5, 2008 (as amended, modified or supplemented, the “Credit Agreement”).

B.                                     Borrowers and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this First Amendment.

C.                                     Capitalized terms used but not defined in this First Amendment have the meaning given them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.                                         Amendments to Credit Agreement.

ARTICLE I, DEFINITIONS, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“First Amendment” means the First Amendment to Second Amended and Restated Credit Agreement dated as of the First Amendment Closing Date by and among Borrowers and Lender.

“First Amendment Closing Date” means May 28, 2009.

ARTICLE I, DEFINITIONS, of the Credit Agreement is hereby amended by revising the following definitions in their entirety to read as follows:

“Current Assets” means all assets which would, in accordance with GAAP, be included as current assets, on a consolidated basis, on the balance sheet of Guarantor as of the date of calculation.

“Current Liabilities” means all liabilities which would, in accordance with GAAP, be included as current liabilities, on a consolidated basis, on the balance sheet of Guarantor as of the date of calculation.

“Interest Expense” means, for any period, the total interest expense (including, without limitation, interest expense attributable to capitalized leases) of Guarantor, on a consolidated basis, for such period, determined in accordance with GAAP.

“Net Income” means, for any period, the net income (or loss) of Guarantor, on a consolidated basis, for such period, determined in accordance with GAAP.

“Permitted Commodity Hedge Agreements” means crude oil, natural gas, or other hydrocarbon Commodity Hedge Agreements; provided that (i) such agreements are in form and substance and with a Person acceptable to the Lender, in its discretion, (ii) each transaction under such agreement must also be approved by the Lender, (iii) that the floor prices in such agreements are not less than the prices used by the Lender in its most recent Borrowing Base determination, and (iv) such agreements comply with the requirements set forth Section 6.17.

Section 2.7, Borrowing Base, of the Credit Agreement is hereby amended by replacing the text of subsection (a) thereof with the following text:

“(a)  The Borrowing Base as of the First Amendment Closing Date is acknowledged by the Borrowers and the Lender to be $3,250,000.  The amount of the Borrowing Base (as adjusted from time to time under the terms of this Agreement) shall be reduced by $0.00 on June 1, 2009 and by $58,000 on July 1, 2009 and on the first day of each month thereafter (the “Monthly Borrowing Base Reduction”).”

Section 6.16, Tangible Net Worth, is hereby amended by replacing the text of that section in its entirety with the following text:

“Section 6.16  Tangible Net Worth. Permit, as of the close of any fiscal quarter, Guarantor’s tangible net worth, on a consolidated basis, to be less than seventy-five percent (75%) of its tangible net worth, on a consolidated basis, as of March 31, 2009, plus the aggregate total of seventy-five percent (75%) of Guarantor’s positive Net Income determined on a fiscal quarterly basis from and after April 1, 2009.”

ARTICLE 6, Negative Covenants, is hereby amended by adding to the end thereof the following new Section 6.17:

“Section 6.17  Hedging Limitation.  Permit more than 80% of the anticipated monthly notional volumes of crude oil or natural gas attributable to the proved developed producing reserves that are projected to be produced from Borrowers’ Borrowing Base Oil and Gas Properties, as reflected in the most recently delivered Reserve Report delivered pursuant to Section 2.7 or as otherwise determined by the Lender, to be covered by Permitted Commodity Hedge Agreements.”

II.                                     Limited Waiver.  Subject to the other terms and conditions set forth herein, Lender hereby waives Borrowers’ compliance with the obligations set forth in Section 6.14 (EBITDA to Fixed Charges) and Section 6.15 (Tangible Net Worth) of the Credit Agreement solely in relation to the fiscal quarter ending March 31, 2009.  The waiver granted hereunder does not indicate an intent to establish any course of dealing between Lender and Borrowers with regard to future waivers, consents, agreements to forbear or any other modifications that may be requested.  Lender’s agreeing to the waiver herein should not be construed as an indication that Lender would be willing to agree to any further or future consents, waivers, agreements to forbear or any modifications to any of the terms of the Credit Agreement or other Loan Documents, or any Events of Default or Defaults that may exist or occur thereunder.

III.                                 Calculation and Testing of Financial Covenants.  Borrowers and Lender hereby acknowledge and agree that the financial covenants set forth in Section 6.14 (Current Ratio), Section 6.15 (EBITDA to Fixed Charges), and Section 6.16 (Tangible Net Worth) of the Credit Agreement (as amended hereby) shall, as of the close of each fiscal quarter after commencing June 30, 2009, be calculated based on Guarantor’s Financial Statements.

IV.                                 Conditions Precedent.  This First Amendment shall be effective once the following conditions precedent have been satisfied:

(a)          this First Amendment has been executed and delivered by Borrowers and Lender;

(b)         Borrowers have provided to Lender evidence acceptable to Lender, in its sole discretion, that no less than 50% of Borrowers’ anticipated monthly notional volumes of crude oil attributable to the proved developed producing reserves that are projected to be produced from the Borrowing Base Oil and Gas Properties are covered by Permitted Commodity Hedge Agreements for the twelve (12) month period commencing on the First Amendment Closing Date;

(c)          Borrowers have paid to Lender, in immediately available funds, a waiver fee in the amount of $3,250.00; and

(d)         Borrowers deliver to Lender such other documents as Lender reasonably requests.

V.                                     Representations, Warranties and Covenants.  Borrowers represent and warrant to Lender that (a) they possess all requisite power and authority to execute, deliver and comply with the terms of this First Amendment, (b) this First Amendment has been duly authorized and approved by all requisite company and corporate action on the part of the Borrowers, (c) no other consent of any Person (other than Lender) is required for this First Amendment to be effective, (d) the execution and delivery of this First Amendment does not violate their Governing Documents, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the date of this First Amendment as though made on the date of this First Amendment (f) they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this First Amendment or any other matters occurring prior to the First Amendment Closing Date.  In particular, but without limiting the generality of the foregoing, Exhibit V attached to the Credit Agreement as amended by this First Amendment or any prior amendment describes all of Borrowers’ Borrowing Base Oil and Gas Properties.  The representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this First Amendment.

VI.                                 Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this First Amendment.  Except as affected by this First Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this First Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this First Amendment).  Borrowers hereby release Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this First Amendment.

VII.                             Miscellaneous.

(a)                                  No Waiver of Defaults.  Except as specifically provided in Part II above, this First Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)                                 Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this First Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)                                  Headings.  The headings and captions used in this First Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this First Amendment, the Credit Agreement, or the other Loan Documents.

(d)                                 Costs, Expenses and Attorneys’ Fees.  Borrowers agree to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this First Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)                                  Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)                                    Multiple Counterparts.  This First Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This First Amendment may be transmitted and signed by facsimile.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)                                 Governing Law.  This First Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)                                 Entirety.  THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BY AND AMONG BORROWERS, GUARANTOR AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature page follows)

IN WITNESS WHEREOF, this First Amendment is executed effective as of the First Amendment Closing Date.

BORROWERS:

CYMRI, L.L.C. (F/K/A THE CYMRI CORPORATION)

By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Secretary

TRIUMPH ENERGY, INC.

By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Secretary

LENDER:

TEXAS CAPITAL BANK, N.A.

By:	/s/ Jonathan Gregory
Jonathan Gregory
Executive Vice President

Signature Page to First Amendment

GUARANTOR’S CONSENT AND AGREEMENT

TO

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this First Amendment, the undersigned hereby consents to this First Amendment and agrees that this First Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under its Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect.  The undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this First Amendment as though made on the date of this First Amendment, (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing.  Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this First Amendment.  This Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of Lender and its respective successors and assigns.

GUARANTOR:

STRATUM HOLDINGS, INC.,
a Nevada corporation

By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Chief Financial Officer & Secretary

Signature Page to Guarantor’s Consent and Agreement to First Amendment